                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): November 1, 2001



                               AGL RESOURCES INC.
               (Exact Name of Registrant as Specified in Charter)




Georgia                                 1-14174                       58-2210952
(State or Other Jurisdiction      (Commission File No.)            (IRS Employer
of Incorporation)                                            Identification No.)




       817 West Peachtree Street, NW, 10/th/ Floor, Atlanta, Georgia 30308
               (Address of Principal Executive Offices)       (Zip Code)




                                 (404) 584-9470
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.   Other Events

          See the press release attached hereto as Exhibit 99.1

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

99.1   Press release regarding earnings for fiscal year ended September 30, 2001

99.2   Press release regarding webcast of annual analyst conference

99.3 AGL Resources Inc. Selected Financial Information for the Twelve Months Ended September 30, 2001 and 2000

Item 9.   Regulation FD Disclosure

     See the press release attached hereto as Exhibit 99.2

     See the materials attached as Exhibit 99.3, which will be discussed at the AGL Resources Inc. 2001 Analyst Conference to be held on November 2, 2001.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AGL RESOURCES INC.
                                             (Registrant)



                                             /s/ Richard T. O'Brien
                                             ---------------------------------
                                             Richard T. O'Brien
                                             Executive Vice President and
                                             Chief Financial Officer


Date:  November 1, 2001

EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

99.1           Press release regarding earnings for fiscal year ended September
               30, 2001

99.2           Press release regarding webcast of annual analyst conference

99.3 AGL Resources Inc. Selected Financial Information for the Twelve Months Ended September 30, 2001 and 2000